                         Notice of Guaranteed Delivery
                                   for Tender
                                       of
                                Ordinary Shares
                                      and
                           American Depositary Shares
                          Representing Ordinary Shares
                                       of

                        Daimler-Benz Aktiengesellschaft

                                       to

                               DaimlerChrysler AG

                   (Not To Be Used For Signature Guarantees)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Daimler-Benz Exchange Offer (as defined below) if (i) certificates evidencing Ordinary Shares, no par value ("Daimler-Benz Ordinary Shares"), of Daimler-Benz Aktiengesellschaft, a stock corporation (AKTIENGESELLSCHAFT) organized under the laws of the Federal Republic of Germany ("Daimler-Benz"), or certificates evidencing American Depositary Shares of Daimler-Benz, each representing one Daimler-Benz Ordinary Share ("Daimler-Benz ADSs"), are not immediately available, (ii) time will not permit all required documents to reach The Bank of New York, as Exchange Agent (the "Exchange Agent"), prior to the Daimler-Benz Exchange Offer Expiration Date (as defined in the Offering Circular-Prospectus of DaimlerChrysler AG, dated September 24,
1998) or (iii) in the case of Daimler-Benz ADSs, the procedure for book-entry transfer cannot be completed on a timely basis, or in the case of Daimler-Benz Ordinary Shares, the transfer of such shares into the Exchange Agent's custody account at Deutsche Bank AG specified in the Offering Circular-Prospectus cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent. See "The Daimler-Benz Exchange Offer--Guaranteed Delivery" in the Offering Circular-Prospectus.

           THE EXCHANGE AGENT FOR THE DAIMLER-BENZ EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

          BY MAIL:              BY FACSIMILE TRANSMISSION:    BY HAND OR OVERNIGHT COURIER:
                                (FOR ELIGIBLE INSTITUTIONS
                                           ONLY)

Tender & Exchange Department          (212) 815-6213          Tender & Exchange Department
       P.O. Box 11248                                              101 Barclay Street
    Church Street Station       FOR CONFIRMATION TELEPHONE:    Receive and Deliver Window
New York, New York 10286-1248         (800) 507-9357            New York, New York 10286

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:
    The undersigned hereby tenders to DaimlerChrysler AG, a stock corporation (AKTIENGESELLSCHAFT) organized under the laws of the Federal Republic of Germany ("DaimlerChrysler AG"), upon the terms and subject to the conditions set forth in the Offering Circular-Prospectus, dated September 24, 1998 (the "Offering Circular-Prospectus"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Daimler-Benz Exchange Offer"), receipt of each of which is hereby acknowledged, the number of Daimler-Benz Ordinary Shares and Daimler-Benz ADSs specified below pursuant to the guaranteed delivery procedures described in "The Daimler-Benz Exchange Offer--Guaranteed Delivery" in the Offering Circular-Prospectus.
Number of Daimler-Benz Ordinary Shares: ________________________________________
Number of Daimler-Benz ADSs: ___________________________________________________
Name(s) of Holder(s) of Daimler-Benz Ordinary Shares: __________________________ Name(s) of Record Holders of Daimler-Benz ADSs: ________________________________
--------------------------------------------------------------------------------
                             (Please Type or Print)
Address(es): ___________________________________________________________________
                               (Include Zip Code)
Area Code and Telephone Number: ________________________________________________
Certificate Number(s) (if available): __________________________________________
--------------------------------------------------------------------------------
/ / Check here if Daimler-Benz ADSs will be tendered by book-entry transfer Account Number: ________________________________________________________________

/ / Check here if Daimler-Benz Ordinary Shares will be delivered to the Exchange
    Agent's custody account at Deutsche Bank AG as specified in the Offering Circular-Prospectus
Name of Depositary Bank: _______________________________________________________
Account Number: ________________________________________________________________
Signature(s): __________________________________________________________________
--------------------------------------------------------------------------------
Dated: _____________________________ , 1998

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
    The undersigned, a firm that is a member of the Medallion Signature Guarantee Program or is otherwise an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing is referred to as an "Eligible Institution"), hereby (a) represents that the above-named person(s) "own(s)" the Daimler-Benz Ordinary Shares and/or Daimler-Benz ADSs tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"),
(b) represents that the tender of Daimler-Benz Ordinary Shares and/or Daimler-Benz ADSs effected hereby complies with Rule 14e-4, and (c) guarantees delivery to the Exchange Agent, at one of its addresses set forth above, of certificates evidencing the Daimler-Benz Ordinary Shares and/or Daimler-Benz ADSs tendered hereby in proper form for transfer, or in the case of a tender of Daimler-Benz ADSs confirmation of book-entry transfer of such Daimler-Benz ADSs into the Exchange Agent's account at The Depository Trust Company, or delivery of the Daimler-Benz Ordinary Shares tendered hereby to the Custody Account of the Exchange Agent at Deutsche Bank AG specified in the Offering Circular-Prospectus, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees in the case of a tender of Daimler-Benz ADSs (or an Agent's Message (as defined in the section entitled "The Daimler-Benz Exchange Offer--Procedures for Tendering Daimler-Benz ADSs or Daimler-Benz Ordinary Shares" in the Offering Circular-Prospectus) in the case of book-entry transfer), and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

    The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must comply with the delivery obligations described above within the required time period. Failure to do so could result in financial loss to such Eligible Institution.
Name of Firm:___________________________________________________________________
Address:________________________________________________________________________
                               (Include Zip Code)
Area Code and
Telephone Number:_______________________________________________________________
Authorized Signature:___________________________________________________________
Title:__________________________________________________________________________
Name:___________________________________________________________________________
                             (Please Type or Print)
Dated:_____________________________ , 1998
NOTE: DO NOT SEND CERTIFICATES FOR DAIMLER-BENZ ORDINARY SHARES AND DAIMLER-BENZ ADSs WITH THIS NOTICE. SUCH CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.